SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934




                             OCTOBER 2, 2000
            ------------------------------------------------
            Date of Report (date of earliest event reported)


                        MARGATE INDUSTRIES, INC.
       ----------------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                 0-13817              84-8963939
----------------------------  ------------     ----------------------
(State or Other Jurisdiction   (Commission          (IRS Employer
of Incorporation              File Number)     Identification Number)


                           129 N. MAIN STREET
                          YALE, MICHIGAN  48097
                 --------------------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (810) 387-4300
                      ----------------------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
           ---------------------------------------------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          On October 2, 2000, Margate Industries, Inc. (the "Registrant" or "Margate") sent Notices of Default to Wesley Industries, Inc. ("Wesley") and New Haven Foundry, one of Margate's primary customers.

          The Notice of Default and Acceleration sent to Wesley states that Wesley is in default under the terms of a Seller Note dated March 24, 1998, for failure to pay the quarterly principal payment of $35,000 due on September 1, 2000. As a result of the default, Margate will accelerate the maturity of the Seller Note and, accordingly, the remaining balance of $420,000 is due and payable immediately. Interest at a rate of 18% per annum is due from September 1, 2000, with respect to the quarterly principal payment due, and interest at a rate of 18% per annum is due and payable from October 2, 2000 on the entire principal balance of $420,000.

          The Notice of Default sent to New Haven Foundry ("NHF") states that NHF is in default under the terms of a Cleaning Contract dated March 24, 1998, for the failure to pay the quarterly service fees of $140,000 due on July 1, 2000 and October 1, 2000. In addition, the Notice states that interest at a rate of 18% per annum is due on the unpaid fees from July 1, 2000.

          Both Notices state that they constitute the Default Notices pursuant to Section 6(c) of the Pledge Agreement dated March 24, 1999 between Wesley and Margate. The Notices commence Margate's Cure Period as set forth in the Pledge Agreement with respect to the rights and remedies regarding the Pledged Shares and the other rights and remedies as set forth in the Pledge Agreement. Wesley's right to vote the Pledged Shares is terminated pursuant to Section 3 of the Pledge Agreement.

          Because of the above action, on October 2, 2000, William H. Hopton and David A. Widlak resigned from the Board of Directors of New Haven Foundry, effective October 2, 2000.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)  Financial Statements of Business Acquired.  N/A

          (b)  Pro Forma Financial Information.  N/A

          (c)  Exhibits:

               N/A

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MARGATE INDUSTRIES, INC.


Dated: October 5, 2000                  By: /s/ William H. Hopton
                                           ----------------------------
                                           William H. Hopton, President



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